UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 22, 2006
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices)                    (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement.
     On March 22, 2006, Apartment Investment and Management Company, a Maryland Corporation (“Aimco”), AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”), and their subsidiary, AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda,” and collectively with Aimco and Aimco OP, the “Borrowers”), entered into a Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of March 22, 2006 (the “Second Amendment”), with various pledgors and guarantors named therein, Bank of America., N.A., as administrative agent, and the other lenders party thereto.
     The Second Amendment:
(i)	permits the Borrowers to request an increase in the aggregate commitments (which may be revolving or term loan commitments) by an amount not to exceed $150,000,000; the aggregate outstanding loans and commitments are currently $850,000,000;

(ii)	reduces the interest rates applicable to revolving Eurodollar loans and letters of credit;

(iii)	reduces the interest rate applicable to term Eurodollar loans to equal LIBOR plus 1.5%;

(iv)	extends the maturity of the revolver from November 2, 2007 to May 1, 2009;

(v)	extends the maturity of the term loans from November 2, 2009 to March 22, 2011; and

(vi)	permits the Borrowers and their subsidiaries to incur mezzanine indebtedness (debt secured by a pledge of the equity interest in a property owning entity) of up to $100,000,000.
     A copy of the Second Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of March 22, 2006, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO/Bethesda Holdings, Inc., as the borrowers, and Bank of America, N.A., Keybank National Association, and the lenders listed therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: March 27, 2006

APARTMENT INVESTMENT AND
MANAGEMENT COMPANY

By:	/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief
Financial Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: March 27, 2006

AIMCO PROPERTIES, L.P.

By:	AIMCO-GP, INC.,
Its General Partner

By:	/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Senior Secured Credit Agreement, dated as of March 22, 2006, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO/Bethesda Holdings, Inc., as the borrowers, and Bank of America, N.A., Keybank National Association, and the lenders listed therein.